Restricted cash	12 Months Ended
Dec. 31, 2019
Restricted Cash [Abstract]
Restricted cash

Restricted cash as at December 31, 2019 is made up of:

-	USD 4.5 million of the consideration for the sale of QuoVadis which is held in an escrow account, and to be released in an amount of up to USD 2.5 million on January 16, 2020 and the remaining amount on January 16, 2021 (see Note 37 for further details and Note 40 Subsequent events), and

-	A balance of CHF 24,073 (USD 24,874) on the liquidity account funded by WISeKey in relation to the services provided by a market maker from August 10, 2018 until June 25, 2019.

As at December 31, 2018, the liquidity account had a balance of CHF 607,502, i.e. USD 617,796 at the reporting exchange rate. The carrying amounts approximate fair value due to the short maturities of these instruments. As part of the contract, WISeKey funded a liquidity account with CHF 1,000,000 on August 24, 2018.